UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2021

CONNECTONE BANCORP, INC.
(Exact name of Company as specified in its charter)

New Jersey	000-11486	52-1273725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

301 Sylvan Avenue
Englewood Cliffs, New Jersey	07632
(Address of principal executive offices)	(Zip Code)

Company's telephone number, including area code (844) 266-2548

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CNOB	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 5.25% Series A Non-Cumulative, perpetual preferred stock)	CNOBP	NASDAQ

Explanatory Note

On September 8, 2021, the Registrant furnished a copy of an investor presentation on Form 8-K. The Registrant is filing this Form 8-K/A to properly list the Registrant’s securities registered under Section 12(b) of the Securities Act of 1933, as amended. No changes have been made in the text of the Form 8-K or in the presentation furnished as an exhibit.

Item 8.01	Other Events.
Exhibit 99.1:	Presentation, September 2021, Investor Presentation

Item 9.01	Financial Statements and Exhibits

Exhibits.	The following is filed as an Exhibit to this Current Report on Form 8-K:
99.1	Power Point Presentation, September 2021, Investor Presentation (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on September 8, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated: November 3, 2021	By:	/s/ William S. Burns
WILLIAM S. BURNS
Executive Vice President and
Chief Financial Officer

Index of Exhibits

Exhibit 99.1	Power Point Presentation, September 2021, Investor Presentation (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on September 8, 2021)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)